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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                        ---------------------------------


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 11, 2004

                         Commission File Number 0-21511


                                V-ONE CORPORATION
                                -----------------
                           (Exact name of registrant)


                DELAWARE                               52-1953278
                --------                               ----------
        (State of incorporation)          (I.R.S. Employer Identification No.)

           20300 CENTURY BLVD., SUITE 200, GERMANTOWN, MARYLAND 20874
           ----------------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (301) 515-5200
                                 --------------
                         (Registrant's telephone number)









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


Item 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

      On August 11, 2004, V-ONE Corporation, a Delaware corporation ("V-ONE"), issued a press release announcing that it had entered into an Agreement and Plan of Merger (the "Merger Agreement") among SteelCloud, Inc., a Virginia corporation ("SteelCloud"), SCLD Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of SteelCloud ("Merger Sub"), and V-ONE. In accordance with the Merger Agreement, at the effective time of the merger, Merger Sub will merge with and into V-ONE and V-ONE will become a wholly-owned subsidiary of SteelCloud.

      A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and a copy of the press release is attached hereto as Exhibit 99.1 and both are incorporated herein by reference. This summary is qualified in its entirety by reference to the exhibits attached hereto.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

      2.1   Agreement and Plan of Merger dated August 11, 2004

      99.1  Press release dated August 11, 2004


SAFE HARBOR  STATEMENT  UNDER THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF
1995:

      This document may contain statements, estimates or projections that constitute "forward-looking" statements as defined under U.S. federal securities laws. Generally the words "believe," "expect," "intend," "estimate," "anticipate," "project," "will" and similar expressions identify forward-looking statements, which generally are not historical in nature. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations or projections. A list and description of some of the risks and uncertainties can be found in our reports filed with the Securities and Exchange Commission from time to time, including our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except to the extent otherwise required by federal securities laws, we do not undertake to publicly update or revise any forward-looking statements.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          V-ONE CORPORATION

Dated:  August 11, 2004              By:  /S/ Margaret E. Grayson
                                          --------------------------------------
                                          Margaret E. Grayson
                                          President and Chief Executive Officer